                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 18, 2003



                                 HYDRIL COMPANY
             (Exact name of registrant as specified in its charter)






                DELAWARE                                 000-31579                                 95-2777268
(State or other jurisdiction of                  (Commission File Number)              (IRS Employer Identification No.)
incorporation)



    3300 SAM HOUSTON PARKWAY EAST
            HOUSTON, TEXAS                                77032-3411
(Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (281) 449-2000




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1 News release issued by Hydril Company dated December 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         Our news release dated December 17, 2003 concerning expected fourth quarter 2003 financial results, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

         The information furnished in Item 9 and the accompanying exhibit will not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended or be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HYDRIL COMPANY




Date:  December 18, 2003                   By:   /s/ MICHAEL C. KEARNEY
                                              -------------------------------
                                              Michael C. Kearney
                                              Chief Financial Officer and
                                              Vice President - Administration





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                               INDEX TO EXHIBITS


       EXHIBIT
       NUMBER                           DESCRIPTION
       ------                           -----------

         99.1     News release issued by Hydril Company dated December 17, 2003.